As filed with the Securities and Exchange Commission on March 30, 2012

File No. 333-02381/811-07589

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 104	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 105	☒

THE HARTFORD MUTUAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

P. O. Box 2999, Hartford, Connecticut  06104-2999

(Address of Principal Executive Offices)

Registrant’s Telephone Number including Area Code: (860) 843-9934

Edward P. Macdonald, Esquire

The Hartford Financial Services Group, Inc.

Life Law – Mutual Funds Unit

200 Hopmeadow Street

Simsbury, Connecticut  06089

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, Massachusetts 02116-5021

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (Date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☒	on May 31, 2012 pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 104 to the Registration Statement of The Hartford Mutual Funds, Inc. (the “Registrant”) on Form N-1A (File Nos. 333-02381/811-07589) is being filed to register Class I shares of The Hartford Corporate Opportunities Fund (the “Fund”).  The Fund is an existing series of the Registrant.

This Post-Effective Amendment: (i) incorporates by reference the Registrant’s Part B-Combined Statement of Additional Information as filed under Form N-1A, Post-Effective Amendment No. 99 under the Securities Act of 1933 and Amendment No. 101 under the Investment Company Act of 1940, on January 30, 2012 (SEC Accession No. 0001104659-12-004961); and (ii) contains a supplement to the Registrant’s Part B-Combined Statement of Additional Information with revisions corresponding to the registration of Class I shares of the Fund.

THE HARTFORD MUTUAL FUNDS

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Prospectus

[June 1], 2012

Class	Ticker
A	HTIAX
B	HTIBX
C	HTICX
I
R3	HTIRX
R4	HTISX
R5	HTITX
Y	HTIYX

As with all mutual funds, the Securities and Exchange  Commission has not approved or disapproved these securities or passed  upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing.

THE HARTFORD MUTUAL FUNDS

P.O. BOX 64387

ST. PAUL, MN 55164-0387

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[This Page Is Intentionally Left Blank]

THE HARTFORD UNCONSTRAINED BOND FUND (FORMERLY THE HARTFORD CORPORATE OPPORTUNITIES FUND)

SUMMARY SECTION

INVESTMENT GOAL. The Fund seeks to maximize long-term total return.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in The Hartford Mutual Funds.  More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page 32 of the Fund’s prospectus and the “Purchase and Redemption of Shares” section beginning on page 151 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees(*)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.26%	0.33%	0.19%	0.26%	0.29%	0.24%	0.19%	0.08%
Total annual fund operating expenses	1.06%	1.88%	1.74%	0.81%	1.34%	1.04%	0.74%	0.63%
Fee waiver and/or expense reimbursement(*)(2)	0.07%	0.14%	—	0.07%	0.05%	0.05%	0.05%	—
Total annual fund operating expenses after fee waiver and/or expense reimbursement(*)(2)	0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	0.63%

(*)	Expense information in the table has been restated to reflect current fees.

(1)	For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)

Hartford Investment Financial Services, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  0.99% (Class A), 1.74% (Class B), 1.74% (Class C), 0.74% (Class I), 1.29% (Class R3), 0.99% (Class R4), 0.69% (Class R5) and 0.69% (Class Y).  This contractual arrangement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless the Investment Manager provides written notice  of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

·                  Your investment has a 5% return each year

·                  The Fund’s operating expenses remain the same

·                  You reinvest all dividends and distributions

·                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$546	$765	$1,002	$1,680
B	$677	$877	$1,203	$1,975
C	$277	$548	$944	$2,052
I	$76	$252	$443	$995
R3	$131	$420	$729	$1,608
R4	$101	$326	$569	$1,266
R5	$70	$232	$407	$914
Y	$64	$202	$351	$786

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$546	$765	$1,002	$1,680
B	$177	$577	$1,003	$1,975
C	$177	$548	$944	$2,052
I	$76	$252	$443	$995
R3	$131	$420	$729	$1,608
R4	$101	$326	$569	$1,266
R5	$70	$232	$407	$914
Y	$64	$202	$351	$786

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 207% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its goal by investing at least 80% of its net assets in fixed income securities and derivatives related to fixed income securities.  The Fund normally invests in a broad range of fixed income securities, including but not limited to, non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets, other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt, convertible securities, preferred stock, and common stock.  The Fund may utilize derivatives including futures contracts, options, and swaps for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors.  The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.  The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund expects that its average portfolio duration will vary normally from negative 1 year to positive 7 years, depending on the sub-adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk.  The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening the duration of a fixed income security.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due.

Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Junk Bond Risk - Investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the fund more sensitive to adverse developments in the U.S. and abroad.  Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities.  The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.  There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Loans and Loan Participations Risk - Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Mortgage- and Asset-Backed Securities Risk - Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.  Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

Emerging Markets Risk - The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Derivatives Risk - Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.  Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse than if it had not used these instruments.  In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.

Swap Agreements Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component.  Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Futures and Options Risks - Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Active Trading Risk - Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain other risks, which are described elsewhere in this prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

·                  Assume reinvestment of all dividends and distributions

·                  Reflect the Fund’s performance when the Fund’s portfolio pursued a different strategy and was managed by a previous sub-adviser

·                  Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

·                  Shows how the Fund’s total return has varied from year to year

·                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

·                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest     8.77% (2nd quarter, 2009)   Lowest  -5.93% (3rd quarter, 2008)

The Fund’s Class A shares year-to-date return as of March 31, 2012 was           %.

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of two broad-based market indices.  After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ending December 31, 2011

(including sales charges)

			Lifetime
Share Classes	1 Year	5 Years	(since 10/31/02)
Class A - Return Before Taxes	2.10%	3.48%	4.68%
- After Taxes on Distributions	0.42%	1.67%	2.84%
- After Taxes on Distributions and Sale of Fund Shares	1.34%	1.88%	2.90%
Share Classes (Return Before Taxes)
Class B	1.02%	3.32%	4.53%
Class C	5.11%	3.66%	4.45%
Class I	X.XX %	X.XX %	X.XX %
Class R3	7.10%	4.73%	4.79%
Class R4	7.18%	4.74%	4.80%
Class R5	7.26%	4.76%	4.81%
Class Y	7.27%	4.76%	4.81%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.42%
Barclays Capital U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)	8.15%	6.82%	6.37%

MANAGEMENT.  The Fund’s investment manager is Hartford Investment Financial Services, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

Campe Goodman, CFA	Vice President and Fixed income Portfolio Manager	2012

Lucius T. Hill III	Senior Vice President and Fixed Income Portfolio Manager	2012

Joseph F. Marvan, CFA	Senior Vice President and Fixed Income Portfolio Manager	2012

PURCHASE AND SALE OF FUND SHARES.  Not all share classes are available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-0387 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

INVESTMENT GOAL. The Fund seeks to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks to achieve its goal by investing at least 80% of its net assets in fixed income securities and derivatives related to fixed income securities.  The Fund normally invests in a broad range of fixed income securities, including but not limited to, non-investment grade debt securities (also known as “junk bonds”), highly rated securities and foreign securities, including those from emerging markets, other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, securitized debt, convertible securities, preferred stock, and common stock.  The Fund may utilize derivatives including futures contracts, options, and swaps for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors.  The Fund will generally hold a diversified portfolio of investments in various sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.  The Fund may trade securities actively and may invest in debt securities of any maturity. The Fund expects that its average portfolio duration will vary normally from negative 1 year to positive 7 years, depending on the sub-adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives, such as interest rate swaps and futures that may be used to manage the Fund’s interest rate risk.  The use of derivatives, such as interest rate swaps and futures, may have the effect of shortening the duration of a fixed income security.

The sub-adviser, Wellington Management Company, LLP (“Wellington Management”), combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research is combined with top down/sector themes which includes an analysis of the economic cycle, together with sector and quality positioning. An important component of the portfolio construction process aims to build portfolios that are well diversified by industry and issuer but also take advantage of favorable secular or cyclical industry and company trends. Economic cycle analysis is important in determining the overall risk posture of the Fund. Risk control is emphasized throughout the investment process through strong credit research, portfolio diversification, and sophisticated analytics.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Interest Rate Risk - The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Credit Risk - Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk - Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Junk Bonds Risk - Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for the Fund.  The major risks of junk bond investments include:

·                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

·                  Prices of junk bonds are subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

·                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

·                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures.  If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

·                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions.  There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.  Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

·                  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a high yield security does not necessarily address its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Bank and Corporate Loans Risk - Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in such a loan, the Fund may become a member of the syndicate.

The loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution.  The lender selling the participation interest remains the legal owner of the loan.  Where the Fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower’s insolvency or default, the Fund, as a participant, would be a creditor of the lender and not of the borrower.

Mortgage-Backed and Other Asset-Backed Securities Risk - Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk.  Additionally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Liquidity Risk — The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price.  Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund’s net asset value.

U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Foreign Investments Risk - Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers.  Foreign investments may be affected by the following:

·                  Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

·                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

·                  increased volatility

·                  substantially less volume on foreign stock markets and other securities markets

·                  higher commissions and dealer mark-ups

·                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

·                  less uniform accounting, auditing and financial reporting standards

·                  less publicly available information about a foreign issuer or borrower

·                  less government regulation

·                  unfavorable foreign tax laws

·                  political, social, economic or diplomatic developments in a foreign country or region

·                  differences in individual foreign economies.

·                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk - The risks of foreign investments are usually greater for emerging markets.  Investments in emerging markets may be considered speculative.  Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Event Risk - Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Derivatives Risk - The Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges.  Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  Derivatives are volatile and may involve significant risks, including:

·                  Counterparty/Credit Risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

·                  Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

·                  Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

·                  Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

·                  Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.  If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

·                  Regulatory Risk — Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Hedging.  Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  The Fund is not required to use hedging and may choose not to do so.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions.  The Fund’s transactions in swaps — which may involve a variety of reference assets — may be significant.  These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets and short sales.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk.  Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty.  Some swaps may be complex and valued subjectively.  Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments.  Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in the Fund’s investments in swaps.  In addition, a perfect correlation between a swap and an investment position may be impossible to achieve.  As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

As a registered investment company, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other approved measures to cover open positions with respect to certain kinds of derivatives instruments.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.  To the extent it sets aside assets equal to only its net obligations under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to segregate assets equal to the full notional amount of the swaps.

Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities.  Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to the Fund from using the strategy.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When futures or options are purchased over-the-counter, the Fund bears the risk that the counter party that wrote the future or option will be unable or unwilling to perform its obligations under the contract.  Such futures and options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position or valuing the contract.

Active Trading Risk - Active trading could increase the Fund’s transaction costs and may increase your taxable distributions.  These effects may also adversely affect Fund performance.

The Fund is subject to certain additional risks, which are discussed below.

Additional Risks and Investment Information.

Many factors affect the Fund’s performance.  There is no assurance that the Fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program.  The different types of securities, investments, and investment techniques used by the Fund have attendant risks of varying degrees.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

Sector Risk - The Fund’s investments may be focused in securities of companies in a specific sector of the securities markets, which may cause the Fund’s performance to be sensitive to developments affecting companies in that sector.

Inverse Floater Risk - Inverse floaters earn interest at rates that vary inversely to changes in short-term interest rates.  As short-term interest rates rise, inverse floaters produce less income and as short-term interest rates fall, inverse floaters produce more income.  The prices and income of inverse floaters are generally more volatile than the prices and income of bonds with similar maturities.  An investment in inverse floaters involves the risk of loss of principal and typically will involve greater risk than an investment in a municipal fixed rate security.  Inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Counterparty Risk - The risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Extension Risk — Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of certain investments — such as mortgage- and asset-backed securities — and cause the value of these investments to fall.

Prepayment Risk — Falling interest rates may cause faster than expected prepayments of the mortgages and loans underlying the Fund’s mortgage- and asset-backed securities investments. When this happens, the Fund may have to reinvest the proceeds of these prepayments at lower rates, reducing the Fund’s income.

Illiquid Investments Risk — Illiquid investments are investments that the Fund cannot sell within seven days at approximately current value. The Fund may invest up to 15% of its net assets in such investments.  In addition, securities and other investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.  If the Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value.  If one or more of the Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Volatility Risk - Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

Warrants Risk - If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.  Thus, investments in warrants may involve substantially more risk than investments in common stock.  Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Use as Underlying Fund Risk

The Fund may be an investment (an “Underlying Fund”) of one or more of the Hartford’s fund of funds. The term “fund of funds” refers to a mutual fund that pursues its investment goal by investing primarily in other mutual funds.

Risks Related To The Fund Of Funds Structure For Underlying Funds:

·                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions to you from the fund for investments you make directly in the fund.

·                  Rebalancing Underlying Funds may increase transaction costs.

·                  Management of a fund of funds entails potential conflicts of interest because a fund of funds invests in affiliated Underlying Funds.  Certain Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others, and the funds of funds’ sub-adviser may, therefore, have an incentive to allocate more of a fund’s assets to the more profitable Underlying Funds.  To mitigate these conflicts, the sub-adviser has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds’ Board of Directors.

Other Investment Companies

Restrictions on Investments.  Investments in securities of other investment companies, including exchange traded funds (“ETFs”), are generally subject to  limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”).  Such investments subject the Fund to the risks that apply to the other investment company and may increase the Fund’s expenses to the extent it pays fees charged by the other investment company.

ETF Risk.  An investment in an ETF generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF.  ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; more frequent price fluctuations, resulting in a loss to the Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained.  The Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

Use of Cash or Money Market Investments for Temporary Defensive Purposes

The Fund may invest some or all of its assets in cash or high quality money market securities (including money market funds managed by the investment manager or a sub-adviser) to maintain sufficient liquidity or for temporary defensive purposes in response to adverse market, economic or political conditions.  To the extent the Fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About The Fund’s Investment Goal

The Fund’s investment goal may be changed by the Fund’s Board without approval of the shareholders of the Fund.  The Fund’s prospectus will be updated prior to any change in the Fund’s investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover.  Other funds may also, at times, engage in short-term trading.  Such activity could produce higher brokerage expenses for a fund and higher taxable distributions to the fund’s shareholders and therefore could adversely affect the fund’s performance.  The Fund is not managed to achieve a particular tax result for shareholders.  Shareholders should consult their own tax adviser for individual tax advice.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

The Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus.  These securities and techniques, together with their risks, are discussed in the Fund’s Combined Statement of Additional Information (“SAI”), which may be obtained free of charge by contacting the Fund (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

Each Hartford Mutual Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds’ web site at www.hartfordinvestor.com no earlier than 25 calendar days after the end of each month, except: (a) each Fund that is a “fund of funds” will publicly disclose its complete month-end portfolio holdings of Underlying Funds in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of that month; (b) a Fund that has a wholly owned subsidiary will publicly disclose its direct holdings and the holdings of its subsidiary (as if held directly) no earlier than 25 calendar days after the end of each month; and (c) The Hartford Money Market Fund (the “Money Market Fund”) will publicly disclose its complete month-end portfolio holdings no later than 5 business days after the end of each month.

Each Fund (other than the Money Market Fund, the Alternative Strategies Fund and the funds of funds) also will publicly disclose on its web site its largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except: (1) if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income holdings and equity holdings (and the percentage invested in each holding); and (2) if a Fund has a wholly owned subsidiary, it will determine its largest ten holdings as if the Fund directly held the securities of its subsidiary.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager

The Fund’s Investment Manager is the investment manager to each Hartford fund. The Investment Manager is a wholly owned, indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company.  As of December 31, 2011, the Investment Manager had over $50.5 billion in assets under management. The Investment Manager is responsible for the management of the Fund and supervises the activities of the investment sub-adviser described below.  The Investment Manager is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The Investment Manager relies on an exemptive order from the Securities and Exchange Commission under which it uses a “Manager of Managers” structure. The Investment Manager has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement.  The exemptive order permits the Investment Manager to appoint a sub-adviser not affiliated with the Investment Manager, with the approval of the Board of Directors and without obtaining approval from the Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management provides day-to-day management for the Fund’s portfolio.  Wellington Management is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2011, Wellington Management had investment management authority with respect to approximately $651 billion in assets.

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Campe Goodman, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Goodman joined Wellington Management as an investment professional in 2000.

Lucius T. Hill III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Hill joined Wellington Management as an investment professional in 1993.

Joseph F. Marvan, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2012. Mr. Marvan joined Wellington Management as an investment professional in 2003.

Soft Dollar Practices

The sub-adviser is responsible for the day-to-day portfolio management activities of the Fund, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Fund. The sub-adviser may cause the Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the Fund), although not all of these products and services are necessarily useful and of value in managing the Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEE.  The Fund pays a monthly management fee to the Investment Manager at the annual rate, based on the Fund’s average daily net asset value, shown below.

The management fee set forth in the Fund’s investment advisory agreement is 0.550% of the first $500 million, 0.500% of the next $500 million, 0.475% of the next $1.5 billion, 0.465% of the next $2.5 billion, 0.455% of the next $5 billion and 0.445% in excess of $10 billion annually of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2011, the Fund paid the Investment Manager an effective management fee equal to 0.55% of the Fund’s average daily net assets.  A discussion regarding the basis for the Board of Directors’ approval of the investment management agreement of the Fund is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2011.  A discussion regarding the basis for the Board of Directors’ approval of the investment sub-advisory agreement of the Fund will be available in the Fund’s semi-annual report to shareholders for the six-month period ended April 30, 2012.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

The Investment Manager has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.00% (Class A), 1.75% (Class B), 1.75% (Class C) and 0.75% (Class Y).

Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  This contractual arrangement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

As of April 23, 2012, the Investment Manager has voluntarily agreed to waive all of the Fund’s contractual management fees through August 31, 2012.   In connection with this waiver, the Investment Manager has voluntarily agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through August 31, 2012 to the extent necessary to maintain total annual fund operating expenses as follows: 0.44% (Class A), 1.19% (Class B), 1.19% (Class C), 0.19% (Class I), 0.74% (Class R3), 0.44% (Class R4), 0.14% (Class R5) and 0.14% (Class Y).

CLASSES OF SHARES

The Fund offers for sale eight classes of shares: Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y.  Class B shares were closed to new investments as of September 30, 2009 and are no longer available for purchase except through reinvestment of dividends or by exchange for Class B shares of another Hartford Mutual Fund.

Investor Requirements.

This section describes investor requirements for each class of shares offered by the Hartford Mutual Funds.  The Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A and Class C Shares — Class A and Class C shares are generally available for purchase by all investors.

Class A shares are not generally available to retirement plans; however, certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator may invest in Class A shares without any sales charge, provided they included (or were offered) the Fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares.

Class B Shares — Effective at the close of business on September 30, 2009 (the “Close Date”), no new or additional investments are allowed in Class B shares of the Fund (including investments through any systematic investment plan).  Shareholders of Class B shares as of the Close Date may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), and redeem their Class B shares as described in this prospectus.  Reinstatement privileges with respect to Class B shares are as described under “Reinstatement Privilege.”  If you have chosen to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund.  For Class B shares outstanding as of the Close Date, all Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

Class B shareholders who wish to make additional investments in the Fund are permitted to invest in other classes of the Fund, subject to the pricing, fee schedule and eligibility requirements of those classes. For direct (non-broker-controlled) accounts, new investments in Class B shares made after the Close Date will be redirected to Class A shares at the appropriate sales charge. Investments in Class B shares made through any systematic investment plan in effect after the Close Date will automatically be redirected to Class A shares. Shareholders wishing to make changes to their systematic investment plan may  do so by accessing their account at www.hartfordmutualfunds.com or by calling 1-888-843-7824. For broker-controlled accounts, new investments in Class B shares will not be accepted, and you should contact your financial advisor to make appropriate adjustments to any systematic investment plan in effect with respect to closed Class B shares.

Please contact your financial advisor or 1-888-843-7824 with any questions.

Class I Shares — Class I shares are only offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined below under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge and a distribution and service fee unless an investor qualifies for the waiver of the Class A front-end sales charge.

Class R3, Class R4 and Class R5 Shares — Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans,  nonqualified deferred compensation plans and 529 college savings plans. Class R3, R4 and R5 shares also generally are available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund; however, the Fund reserves the right in its sole discretion to waive this requirement. Class R3, R4 and R5 shares are not available to retail non-retirement accounts, Traditional and Roth Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class Y Shares — Class Y shares are available only to certain eligible investors, as set forth below.

·                  Class Y shares are offered to institutional investors, which include, but are not limited to:

·                  Certain qualified employee benefit plans and other retirement savings plans

·                  Non-profit organizations, charitable trusts, foundations and endowments

·                  Accounts registered to bank trust departments, trust companies, and investment companies that trade through an omnibus or similar account with the Fund

·                  Class Y shares are not available to individual investors, unless such investors purchased their shares prior to March 1, 2008 and wish to add to their existing account.  Class Y shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.

·                  Class Y shares are only available to those institutional investors that have invested or agree to invest at least $250,000 in the Hartford Mutual Funds.  This investment minimum does not apply to qualified employee benefit plans and other retirement savings plans.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the Fund information earlier in this prospectus. Your financial representative can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class R5 and Class Y, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Sales Charge	Deferred Sales Charge (Load)	Distribution and Services (12b-1) Fees(1)	Administrative Fee(1)

Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None

Class B(2)	None	Described under the subheading “How Sales Charges are Calculated”	1.00%	None

Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None

Class I	None	None	None	None

Class R3	None	None	0.50%	0.20%

Class R4	None	None	0.25%	0.15%

Class R5	None	None	None	0.10%

Class Y	None	None	None	None

(1)          As a percentage of the Fund’s average net assets.

(2)          Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

(3)          No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

How Sales Charges Are Calculated

Class A shares pay sales charges and commissions to dealers for the Fund as follows. The offering price includes the front-end sales charge.

YOUR INVESTMENT	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 — $ 99,999	4.00%	4.17%	3.50%
$100,000 — $249,999	3.50%	3.63%	3.00%
$250,000 — $499,999	2.50%	2.56%	2.00%
$500,000 — $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)          Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge (CDSC) of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any  CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of the Fund.  Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria.  Because of rounding discussed above, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount as stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%.  The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares.  Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Mutual Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million in an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares’ commission schedule and 1.00% CDSC.

Class B deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. Note that after 8 years, Class B shares convert to Class A shares.

YEARS AFTER PURCHASE	CDSC
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6 years	None

Class C deferred sales charges are listed below.  No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

YEARS AFTER PURCHASE	CDSC
1st year	1.00%
After 1 year	None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the Fund redeems shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, (2) Class B shares held for over 6 years or Class C shares held over 1 year, and (3) Class B shares held the longest during the six-year period.  Please note that for purposes of the expense examples and performance returns shown in this prospectus, the figures include the effect of Class B and Class C CDSCs as if they had been incurred prior to the expiration of the applicable period.

When requesting a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC.  If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the Fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the Fund’s shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the Fund may apply.

Sales Charge Reductions And Waivers — Class A and Class C shares

Reducing Your Class A Sales Charges There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your broker must notify HASCO, the Fund’s transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

·                  Accumulation Privilege — lets you add the value of any shares of the Fund (excluding Class R3, Class R4 and Class R5 shares) you or members of your family already own to the amount of your next Class A shares investment for purposes of calculating the sales charge you will pay on that investment.  This Accumulation Privilege permits any qualifying investor to purchase Class A shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the offering price that applies to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4 and Class R5) of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the Accumulation Privilege, the purchaser may include all shares owned by family members. The definition of family member varies depending upon when the purchaser opened the account.

·                  For accounts opened on or after August 16, 2004, a family member is the owner’s spouse (or legal equivalent recognized under state law) and any children under 21.

·                  For accounts opened before August 16, 2004, a family member is an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.

As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the Accumulation Privilege. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

·                  Letter Of Intent — lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares.  Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate you to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the amount specified in the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge.  The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

·                  selling broker-dealers and their employees and sales representatives (and their families, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

·                  financial representatives utilizing Fund shares in fee-based investment products under a signed agreement with the Fund,

·                  current or retired officers, directors and employees (and their families, as defined above under the “Accumulation Privilege” section) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates.  Such individuals may also purchase Class I shares at net asset value,

·                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

·                  participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator that included (or were offered) the Fund as an investment option on or before June 30, 2007,

·                  one or more members of a group (and their families, as defined above under the “Accumulation Privilege” section) of at least 100 persons engaged or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1.00% CDSC applies if redeemed within 18 months), and

·                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code (“529 Plans”), and adviser-sold donor advised funds (a 1.00% CDSC applies if an adviser-sold donor advised fund redeems within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the transfer agent. The 1.00% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

CDSC Waivers  As long as the transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

·                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

·                  for death or disability except in the case of a transfer or rollover to a company not affiliated with The Hartford,

·                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

·                  for retirement plans under the following circumstances:

(1)          to return excess contributions,

(2)          hardship withdrawals as defined in the plans,

(3)          under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

(4)          to meet minimum distribution requirements under the Internal Revenue Code,

(5)          to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code,

(6)  after separation from service for employer sponsored retirement plans, and

(7)          for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan’s administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in shares of the Fund or any other Hartford Mutual Fund within 90 days without a sales charge, as long as the transfer agent is notified before you reinvest. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege.  If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. If you sold Class B shares, you must reinvest in Class A shares and you will not receive a credit for the amount of any CDSC paid when you sold your Class B shares.  All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers are available, free of charge, on the Fund’s website www.hartfordmutualfunds.com.

HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you?  When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity.  What does this mean for you?  When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer by requesting name, residential address, date of birth and social security number for each of your authorized signers.  We appreciate your cooperation.

If the Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed.  If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.  You may also incur any applicable sales charge.

Opening an Account

1.               Read this prospectus carefully.

2.               Determine how much you want to invest.  The minimum investment amounts are as follows:

·                  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

·                  Class R3, Class R4 and Class R5 shares — no investment minimum and no subsequent investment minimum.

·                  Class Y shares — $250,000 minimum initial investment.  This requirement may be modified for certain investors. No subsequent investment minimum.

Minimum investment amounts may be waived for certain employer-sponsored retirement accounts and for proprietary wrap programs that are sponsored by broker-dealers or at the transfer agent’s discretion.

3.               Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request.  By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.  If you have questions and you hold shares through a financial representative or retirement plan, please contact your financial representative or plan administrator.  If you hold shares directly with the Fund, please call the transfer agent at 1-888-THE-STAG (843-7824).

4.               Make your initial investment selection.  You or your financial representative can initiate any purchase, exchange or sale of shares.

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999.  If your existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor  have a total value equal to $999,999, you will not be able to purchase Class C shares.  For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4 and Class R5) held with the distributor that are linked under a Letter of Intent or Accumulation Privilege will be included.  Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.  You should consult your financial adviser when choosing a share class.

Buying Shares

Class A, Class C and Class Y Shares:

·                  On the Web (Class A and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select Login.  First time users will need to create a user name and password by selecting the “Register” link.  Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account.  Select “Purchase Shares” from the “Select Action” menu, next to the Fund, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

·                  By Phone — First, verify that your bank/credit union is a member of the Automated Clearing House (ACH) system, and complete the “Telephone Exchanges and Telephone Redemptions” and “Bank Account or Credit Union Information” sections on your account application.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price.  For your protection, telephone requests may be recorded in order to verify their accuracy.

·                  In Writing With a Check — Make out a check for the investment amount, payable to “The Hartford Mutual Funds.”  Complete the application or detachable investment slip from an account statement, or write a note specifying the Fund name and share class, account number and the name(s) in which the account is registered.  Deliver the check and your completed application, investment slip, or note to your financial representative or plan administrator, or mail to:

The Hartford Mutual Funds

P.O. Box 64387

Minneapolis, MN 55164-0387

·                  By Wire - For complete instructions on how to purchase shares of The Hartford Mutual Funds by wire, contact The Hartford Mutual Funds at 1-888-THE STAG (1-888-843-7824).

Class I — As previously mentioned, Class I shares are offered:

·                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with the Fund, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

·                  to current or retired officers, directors and employees (and their families, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the sub-advisers to the Hartford Mutual Funds, the transfer agent, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 (except the minimum amount is $250 for Automatic Investment Plans).  See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.

Class R3, Class R4 and Class R5 — Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus).  Some or all R share classes may not be available through certain financial intermediaries.  Additional shares may be purchased through a plan’s administrator, record keeper or other authorized financial intermediary.  See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, Class R4 and Class R5 shares.  Please note that if you are purchasing shares through your employer’s tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity.

Selling Shares

Class A, Class B, Class C and Class Y Shares:

·                  On the Web (Class A, Class B and Class C only) — Visit www.hartfordmutualfunds.com, log in by selecting Hartford Mutual Funds from the login section, enter your user name and password, and select

Login.  First time users will need to create a user name and password by selecting the “Register” link.  Click on “View Account Details” for the appropriate account.  Select “Redeem” from the “Select Action” menu, next to the Fund.  To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.  Follow the instructions on the Redeem Request pages to complete and submit the request.  Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

·                  By Phone — Only non-retirement accounts or IRA plans where the shareowner is age 59 1/2 or older may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day.  First, call the transfer agent to verify that the telephone redemption privilege is in place on your account, or to request the forms to add it to an existing account.  Then, to place your order, call the transfer agent at 1-888-THE-STAG (843-7824) between 8 A.M. and 7 P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M. and 5 P.M. Central Time) on Friday.  Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the New York Stock Exchange, whichever comes first.  Any transaction on an account received after such time will receive the next business day’s offering price.  For automated service 24 hours a day using your touch-tone phone, call 1-888-THE-STAG (843-7824).  For your protection, telephone requests may be recorded in order to verify their accuracy.  Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.  Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.  For circumstances in which you need to request to sell shares in writing, see “Selling Shares by Letter.”

·                  By Electronic Funds Transfer (EFT) or Wire — For Class A, Class B and Class C shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Bank or Credit Union Information Form” to add bank instructions to your account.  For Class Y shares, fill out the “Telephone Exchanges and Telephone Redemption” and “Bank Account or Credit Union Information” section of your new account application or call the transfer agent to request the forms to add the telephone redemption privilege to an existing account.  Then, call the transfer agent to verify that the privilege is in place on your account.  EFT transactions may be sent for amounts of $50 to $50,000. Amounts of $500 or more will be wired on the next business day and amounts of less than $500 may be sent by EFT or by check. Funds from EFT transactions are generally available by the third to fifth business day.  Your bank may charge a fee for this service.  Wire transfers are available upon request.

·                  By Letter — In certain circumstances, you will need to make your request to sell shares in writing.  A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction, and overnight delivery may be requested for a nominal fee.  To redeem, write a letter of instruction or complete a power of attorney indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell.  Include all authorized signatures and obtain a Medallion signature guarantee if:  you are requesting payment by check of more than $1,000 to an address of record that has changed within the past 30 days; you are selling more than $50,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s).  Mail the materials to your plan administrator or to the address below.

The Hartford Mutual Funds

P.O. Box 64387

St. Paul, MN 55164-0387

Please note that a notary public CANNOT provide a Medallion signature guarantee.  Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A, Class B or Class C shares by letter, you must provide the following additional documentation:

·                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

·                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution.

·                  403(b) — 403(b) Distribution Request Form.

·                  Owners Or Trustees Of Trust Accounts — Signature(s) of the trustee(s) and copies of the trust document pages, certified within the past twelve months, which display the name and date of the trust, along with the signature page.

·                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I, Class R3, Class R4 and Class R5 — You may redeem your shares by having your plan administrator, financial intermediary or financial representative process your redemption.  Your plan administrator, financial intermediary or financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

Exchanging Shares

You may exchange one class of shares of the Fund for shares of the same class of any other Hartford Mutual Fund if such share class is available.

Call your plan administrator, financial intermediary, financial representative or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Mutual Fund into which you are exchanging.  If you are a Class A, Class B or Class C shareholder, you may also:

·                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Mutual Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

·                  Write a letter of instruction indicating the fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial representative or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical. The minimum amount when exchanging Class A, Class B or Class C shares for a new Hartford Mutual Fund is $2,000 per fund ($5,000 for The Hartford Global All-Asset Fund,  The Hartford Global Real Asset Fund and The Hartford Emerging Markets Local Debt Fund) except the minimum amount for Automatic Investment Plans is $250.  You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan).  You may be subject to tax liability or sales charges as a result of your exchange (except for exchanges of Class R3, Class R4 or Class R5 shares).

The Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries To: The Hartford Mutual Funds P.O. Box 64387 St. Paul, MN 55164-0387 FAX: 1-888-802-0039	Send Payments To: The Hartford Mutual Funds P.O. Box 64387 Minneapolis, MN 55164-0387 FAX: 1-888-802-0039	Phone Number: 1-888-THE STAG (843-7824) or contact your financial representative or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative.  Some of the services and programs described in this prospectus may not be available or may differ in such circumstances.  You should check with your retirement plan administrator or financial representative for further details.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other assets held in the Fund’s portfolio for which market quotes are readily available are valued at market value.  Market value is generally determined on the basis of last reported sales prices or official close price.  If no sales were reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services.   If market quotes are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.   Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets.  In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available.  In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close.   Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Directors.  Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution Of Requests

The Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of the Fund on the web, by telephone, by wire or by mail.  You may exchange your shares by telephone, on the web, or by mail.  Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing.  Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordmutualfunds.com or consider sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days.

The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Requests In “Good Order”

All purchase and redemption requests must be received by the Fund in “good order.” This means that your request must include:

·                  Name, date of birth, residential address, and social security number.

·                  The Fund name, share class and account number.

·                  The amount of the transaction (in dollars or shares).

·                  Signatures of all owners exactly as registered on the account (for mail requests).

·                  Medallion signature guarantee or Signature Validation Program stamp (if required).

·                  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Mutual Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing).  Frequent purchases and redemptions of Fund shares by the Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders.  In particular, frequent trading (i) can force the Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders.  Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States.  Frequent traders, and in particular those using arbitrage strategies, can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Mutual Funds.

The Boards of Directors of the Hartford Mutual Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Hartford Mutual Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading.  Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice.  Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason.  In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Mutual Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Mutual Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Mutual Fund and a redemption of or an exchange out of the same Hartford Mutual Fund in a dollar amount that the Fund’s transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund.  When an additional purchase or exchange change order request for the Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred).  In addition, the person requesting such transaction shall be deemed an “Excessive Trader.”  All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days.  For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely.  If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Fund’s transfer agent may terminate the registered representative’s exchange and purchase privileges in the Hartford Mutual Funds.  Automatic programs offered by the Funds, such as dollar cost averaging and dividend diversification, are exempt from the policy described above.  In addition, the Money Market Fund is excluded from the policy.

The Hartford Mutual Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable.  Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds.  Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders.  The Hartford Mutual Funds’ procedures with respect to omnibus accounts are as follows:  (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy.  (2)  Where HASCO is not provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring.  In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.  The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries.  In addition to the foregoing, HASCO also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make the Hartford Mutual Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading.  Certain market timers seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day.  Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate.  This can happen particularly in Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities.  The Hartford Mutual Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares.  For additional information concerning the Hartford Mutual Funds’ fair value procedures, please refer to “Valuation of Shares.”

Certificated Shares

Shares are electronically recorded and, therefore, the Fund does not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed.  For additional information about when your shares may be redeemed and your account closed, please see the SAI under “Account Closings.”

Sales In Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 calendar days after the purchase.

Special Redemptions

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash.  When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  Any such securities would be valued for the purposes of making such payment at the same value as used in determining the Fund’s net asset value. The Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Payment Requirements — Class A, Class C and Class Y

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the Fund or Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s distributor, has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period.  If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Class B, Class C and Class Y — In general, you will receive account statements as follows:

·                  after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

·                  after any changes of name or address of the registered owner(s)

·                  in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I — You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class R3, Class R4 and Class R5 — You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A, Class B and Class C

·                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

·                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to the Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.  If you are using AIP to open an account, you must invest a minimum initial investment of $250 into the Fund and invest a minimum of $50 per month into the Fund.

·                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more.  Also, make sure you are not planning to invest more money in this account (buying shares of the Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges).  Specify the payee(s), who may be yourself or any other party.  There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.  Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

·                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from the Fund to the same class of shares of another Hartford Mutual Fund. To establish, complete the appropriate parts of your account application or the Mutual Fund Dollar Cost Averaging form.  Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

·                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by the Fund into the same class of another Hartford Mutual Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

·                  Duplicate Account Statements You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

·                  Duplicate Copies Of Materials To Households Generally the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.  If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

Retirement Plans The Hartford Mutual Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Mutual Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open an account for a retirement plan (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or for an education savings account through The Hartford Mutual Funds for which U.S. Bank serves as the custodian, you may pay annual maintenance fees to U.S. Bank. Annual maintenance fees paid to U.S. Bank are in addition to the fees and expenses that you pay for investing in the Fund (set forth in the Fund’s fees and expenses table).  HASCO (the fund administrator) may compensate U.S. Bank out of HASCO’s or its affiliates own resources, or HASCO may receive compensation from U.S. Bank for the services that HASCO provides as sub-agent of U.S. Bank.

DISTRIBUTION ARRANGEMENTS

Hartford Investment Financial Services, LLC serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement approved by the Board of Directors of the Hartford Mutual Funds (the “Company”). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of the Fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of the Fund.

Distribution Plans — Class A, Class B, Class C, Class R3 and Class R4 Shares

The Company, on behalf of the Fund, has adopted a separate distribution plan (the “Plan”) for each of the Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund pursuant to the approval of the Company’s Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

Class A Plan Pursuant to the Class A Plan, the Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders.  The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares.  The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class B Plan Pursuant to the Class B Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.  The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

Class C Plan Pursuant to the Class C Plan, the Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services.  HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HIFSCO may retain the service fee paid by the Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.  The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

Class R3 Plan Pursuant to the Class R3 Plan, the Fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services.  HIFSCO will pay dealers the fee at a rate equal to 0.50% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

Class R4 Plan Pursuant to the Class R4 Plan, the Fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and the entire amount may be used for shareholder account services.  HIFSCO will pay dealers the service fee at a rate equal to 0.25% of the amount invested.  Brokers may from time to time be required to meet certain other criteria in order to receive such service fees.  HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

General Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, and (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HIFSCO).  Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Fund pays HIFSCO the entire fee regardless of HIFSCO’s expenditures.  Even if HIFSCO’s actual expenditures exceed the fee payable to HIFSCO at any given time, the Fund will not be obligated to pay more than that fee.

In accordance with the terms of the Plans, HIFSCO provides to the Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Fund and its shareholders, including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Fund through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders.  Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the Board in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each applicable class, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the applicable class.  A Plan will automatically terminate in the event of its assignment.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HIFSCO and its affiliates to other entities with respect to the Hartford Mutual Funds.

Commissions and Rule 12b-1 Payments.  HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”)

that sell the shares of, and/or provide services to, the Hartford Mutual Funds.  HIFSCO pays sales commissions and Rule 12b-1 fees to Financial Intermediaries.  The Fund’s SAI includes information regarding these commission and Rule 12b-1 payments by share class.

As explained in more detail below under “Compensation to Servicing Intermediaries,” HIFSCO and its affiliates make additional payments to Financial Intermediaries and other intermediaries that provide certain services with respect to the Hartford Mutual Funds (“Servicing Intermediaries”).

The commissions and other payments that Financial Intermediaries and their affiliates receive for selling and providing services to investment products can vary from one product to another.  For this reason, if your Financial Intermediary receives greater payments with respect to the Hartford Mutual Funds than he or she receives with respect to other products, he or she may be more inclined to sell you shares of a Hartford Mutual Fund rather than another product.

Additional Compensation Payments to Financial Intermediaries.  In addition to sales commissions and 12b-1 fees, HIFSCO and its affiliates also make payments out of their own assets to Financial Intermediaries to encourage the sale of the Hartford Mutual Funds’ shares (“Additional Payments”).  These Additional Payments may give your Financial Intermediary a reason to sell and recommend the Hartford Mutual Funds over other products for which he or she may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Mutual Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Mutual Fund assets held for over one year by customers of that Financial Intermediary; and (iii) the amount of the Hartford Mutual Fund shares sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed 0.11% of the average net assets of the Hartford Mutual Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2011, HIFSCO and its affiliates incurred approximately $35.6 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

·                  Payments for putting Hartford Mutual Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

·                  Payments for including Hartford Mutual Funds within a group that receives special marketing focus or placing Hartford Mutual Funds on a “preferred list”;

·                  “Due diligence” payments for a Financial Intermediary’s examination of the Hartford Mutual Funds and payments for providing extra employee training and information relating to the Hartford Mutual Funds;

·                  “Marketing support fees” for providing assistance in promoting the sale of Hartford Mutual Fund shares;

·                  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

·                  Provision of educational programs, including information and related support materials;

·                  Provision of computer hardware and software; and

·                  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2012, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below.  Financial Intermediaries that received Additional Payments in 2011 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship with HIFSCO, are listed in the SAI.  AIG Advisors Group, Inc., (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial), Ameriprise Financial Services, Inc., Inc. Banc West Investment Services, Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., CCO Investment Services Corp., Cetera Financial Group (Financial Network Investment Corporation, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Charles Schwab & Co., Inc., Chase Investment Services Corp., Commonwealth Financial Network, CUSO Financial Services, L.P., Edward D. Jones & Co., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H.D. Vest Investments Securities Inc., Hilliard Lyons, Huntington Investment Co., ING Financial Partners, Investment Professionals, Inc., Janney Montgomery Scott, Lincoln Financial Advisors Group, Lincoln Financial Securities Corp., LPL Financial Corp., M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, Morgan Stanley Smith Barney LLC, National Financial Services LLC, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Pershing LLC, Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Capital Markets, RDM Investment Services, Robert W. Baird, Securities America, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Investment Services, Inc., Wells Fargo Advisors, LLC, and Woodbury Financial Services, Inc. (an indirect wholly owned subsidiary of The Hartford).  HIFSCO may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

Servicing Compensation to Servicing Intermediaries.  HIFSCO and its affiliates pay Servicing Intermediaries compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).  These Servicing Payments may cause a Servicing Intermediary to choose to provide services to the Hartford Mutual Funds rather than to other investments products for which it may receive a lower payment.  You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

The amount of the Servicing Payments is generally based on average net assets of the Hartford Mutual Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.20% of the average net assets of the Hartford Mutual Funds that are attributed to that Servicing Intermediary.  For the year ended  December 31, 2011, HIFSCO incurred approximately $1,767,000 in total Servicing Payments and these Servicing Payments did not exceed $963,000 for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Hartford Mutual Funds.  Although some of these payments are calculated based on average net assets of the Hartford Mutual Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $19 per account.

As of January 1, 2012, HIFSCO has entered into arrangements to pay Servicing Payments to the following entities: 401k ASP, Inc.; ACS HR Solutions, LLC; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Company.; BenefitStreet, Inc.; Capital Research and Management Company; Charles Schwab and Co., Inc.; Charles Schwab Bank; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. (“Fidelity”); Gold Trust Company; Goldman Sachs & Co.; GWFS Equities, Inc.; ICMA-RC; ING Life Insurance and Annuity Co.; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; MassMutual Life Insurance Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; New York Life Distributors, LLC.; Plan Administrators, Inc. (PAi); Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Retirement Solutions; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade; TD Ameritrade Trust Company; TIAA Cref; The Retirement Plan Company, LLC;  The Standard; The Vanguard Group; Valic Retirement Services Company.; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may in the future enter into similar arrangements with other Servicing Intermediaries.

As of January 1, 2012, HASCO makes Servicing Payments to the following entities: ADP Broker-Dealer, Inc.; Ascensus; CPI Qualified Plan Consultants, Inc; Benefit Plans Administrative Services LLC; DailyAccess Corp.; Expert Plan, Inc.; Hewitt Associates LLC; International Clearing Trust Co.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust Company, Charles Schwab & Co Inc; Charles Schwab Trust Co.; D.A. Davidson & Co; Davenport & Company LLC; Wells Fargo Advisors; J.J.B. Hilliard W.L Lyons LLC;

Janney Montgomery Scott LLC; LPL Financial Corporation; Morgan Keegan & Company Inc; Morgan Stanley & Co Inc; National Financial Services LLC; Oppenheimer & Co Inc; Pershing LLC; RBC Capital Markers Corporation, Raymond James & Associates Inc; Ridge Clearing & Outsourcing Solutions Inc; Robert W Baird & Co Inc; Scott & Stringfellow Inc; Southwest Securities Inc; Stifel, Nicolaus & Company Inc; UBS Financial Services Inc; Edward D. Jones & Co, Citigroup Global Markets, Inc; and Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Other Servicing Intermediaries may be paid by HASCO in the future.

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year.  Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are normally declared daily and paid monthly.

The Fund seeks to maintain a target rate of distribution for each month.  In order to do so, the Fund may distribute less or more investment income than it earns on its investments each month.  The Fund may use accrued undistributed investment income to fulfill distributions made during periods in which the Fund distributes more than the fund earns.  Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the Fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses).  The target rate of distribution is evaluated regularly and can change at any time.  The target rate of distribution is not equivalent to the 30-day SEC yield of the Fund.

Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for this Fund.  Notwithstanding the foregoing, the Company’s Board of Directors has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, the Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from the Fund are automatically reinvested in additional full or fractional shares of the Fund.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10.  If the dividend is $10 or less, the amount will automatically be reinvested in the Fund.  If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank.  For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability Of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable.  Distributions from the Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares.  Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income.  A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.  Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  The Fund does not expect to generate significant amounts of income that qualifies for the dividends-received deduction or as qualified dividend income.  The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2012.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including taxable distributions received from the Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability Of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you.  You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares.  You are responsible for any tax liabilities generated by your transactions.  See your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from the Fund.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes.  With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

The Fund may be required to withhold U.S. federal income tax at the rate of 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid from the Fund.

IRS Regulations require the Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost.  In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing or submitted through our website at www.hartfordInvestor.com.  Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8.  You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.  Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Distributions from the Fund may also be subject to state, local and foreign taxes.  You should consult your own tax advisor regarding the particular tax consequences of an investment in the Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund.  The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO.  The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings.  On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff.  The Hartford intends to vigorously defend the action.

PERFORMANCE NOTES

The following notes supplement the performance table in the Summary Section and provide additional information for understanding the returns provided in the table.

Performance information represents performance of the Fund’s previous sub-adviser, Hartford Investment Management Company.  As of April 23, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Includes the Fund’s performance when, prior to April 23, 2012, it utilized different investment strategies and pursued a different investment goal.

Class I shares had not commenced operations as of the date of this prospectus. Performance shown for Class I shares is that of the Fund’s Class A Shares (excluding sales charges), which had different operating expenses.

Class Y shares commenced operations on November 28, 2003, while Class R3, Class R4 and Class R5 commenced operations on September 30, 2011.  Class R3, Class R4 and Class R5 share performance between November 28, 2003 and September 30, 2011 reflects Class Y share performance and operating expenses.  Accordingly, the “Lifetime” performance shown for Class Y, Class R3, Class R4 and Class R5 is since the commencement of Class Y share operations on November 28, 2003.

Index:

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Barclays Capital U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices.

The Fund has changed its benchmark from the Barclays Capital U.S. Corporate Bond Index to the Barclays Capital U.S. Aggregate Bond Index because the Fund’s investment manager believes that the Barclays Capital U.S. Aggregate Bond Index better reflects the Fund’s revised investment strategy.

FINANCIAL HIGHLIGHTS

The financial highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table for the Fund represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2011, October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007 has been derived from the financial statements audited by [                              ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and financial highlights, is included in the Fund’s annual report, which is available upon request.

No financial highlights are provided for Class I shares as this share class had not yet commenced operations as of the date of this Prospectus.  The financial highlights below reflect information for Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class Y shares of the Fund.  The financial highlights for the Fund’s Class I shares for the periods presented below would have been substantially similar to that shown because all of the Fund’s shares are invested in the same portfolio of securities. However, the actual financial highlights of the Class I shares for the periods presented below would have been different than the information shown because of differences in the expenses borne by each class of shares.

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Financial Highlights — Class A Shares

Class A

	Year Ended October 31,
	2011	2010	2009	2008	2007
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.98	$9.54	$8.28	$10.14	$10.33
Investment Operations:
Net investment income (loss)	0.46	0.37	0.48	0.54	0.57
Net realized and unrealized gain (loss) on investments	0.10	0.45	1.27	(1.87)	(0.19)
Total from investment operations	0.56	0.82	1.75	(1.33)	0.38
Distributions:
Net investment income	(0.48)	(0.38)	(0.49)	(0.53)	(0.57)
Total distributions	(0.48)	(0.38)	(0.49)	(0.53)	(0.57)
Net asset value, end of period	$10.06	$9.98	$9.54	$8.28	$10.14
Total Return(a)	5.71%	8.82%	21.83%	(13.71)%	3.77%
Net assets at end of period (in thousands)	$126,654	$138,388	$111,456	$81,569	$98,047
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.06%	1.04%	1.08%	1.02%	1.08%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.95%	1.00%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.95%	1.00%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	4.56%	3.75%	5.46%	5.53%	5.72%
Portfolio turnover rate(b)	207%	210%	178%	177%	147%

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Financial Highlights — Class B Shares

Class B

	Year Ended October 31,
	2011	2010	2009	2008	2007
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.98	$9.53	$8.28	$10.14	$10.33
Investment Operations:
Net investment income (loss)	0.38	0.29	0.42	0.47	0.50
Net realized and unrealized gain (loss) on investments	0.09	0.47	1.26	(1.87)	(0.20)
Total from investment operations	0.47	0.76	1.68	(1.40)	0.30
Distributions:
Net investment income	(0.40)	(0.31)	(0.43)	(0.46)	(0.49)
Total distributions	(0.40)	(0.31)	(0.43)	(0.46)	(0.49)
Net asset value, end of period	$10.05	$9.98	$9.53	$8.28	$10.14
Total Return(a)	4.82%	8.13%	20.85%	(14.36)%	3.00%
Net assets at end of period (in thousands)	$7,324	$10,007	$10,389	$7,779	$9,837
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.88%	1.87%	1.96%	1.91%	1.95%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.70%	1.75%	1.67%	1.70%	1.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.70%	1.75%	1.67%	1.70%	1.70%
Ratio of net investment income to average net assets	3.82%	3.02%	4.74%	4.79%	4.92%
Portfolio turnover rate(b)	207%	210%	178%	177%	147%

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Financial Highlights — Class C Shares

Class C

	Year Ended October 31,
	2011	2010	2009	2008	2007
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00	$9.55	$8.30	$10.16	$10.35
Investment Operations:
Net investment income (loss)	0.38	0.30	0.42	0.47	0.50
Net realized and unrealized gain (loss) on investments	0.09	0.46	1.25	(1.87)	(0.19)
Total from investment operations	0.47	0.76	1.67	(1.40)	0.31
Distributions:
Net investment income	(0.40)	(0.31)	(0.42)	(0.46)	(0.50)
Total distributions	(0.40)	(0.31)	(0.42)	(0.46)	(0.50)
Net asset value, end of period	$10.07	$10.00	$9.55	$8.30	$10.16
Total Return(a)	4.81%	8.14%	20.76%	(14.34)%	3.01%
Net assets at end of period (in thousands)	$27,057	$26,778	$23,237	$13,007	$14,263
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.74%	1.72%	1.76%	1.76%	1.82%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.70%	1.72%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.70%	1.72%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	3.80%	3.03%	4.66%	4.79%	4.92%
Portfolio turnover rate(b)	207%	210%	178%	177%	147%

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Financial Highlights — Class R3 Shares

Class R3

	Year Ended October 31,
	2011(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.89
Investment Operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investments	0.15
Total from investment operations	0.18
Distributions:
Net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$10.04
Total Return(a)	1.81	%(d)
Net assets at end of period (in thousands)	$102
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.34	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	1.25	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	1.25	%(e)
Ratio of net investment income to average net assets	4.29	%(e)
Portfolio turnover rate(b)	207%

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Financial Highlights — Class R4 Shares

Class R4

	Year Ended October 31,
	2011(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.89
Investment Operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investments	0.14
Total from investment operations	0.18
Distributions:
Net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$10.04
Total Return(a)	1.84	%(d)
Net assets at end of period (in thousands)	$102
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	1.04	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.95	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.95	%(e)
Ratio of net investment income to average net assets	4.58	%(e)
Portfolio turnover rate(b)	207%

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Financial Highlights — Class R5 Shares

Class R5

	Year Ended October 31,
	2011(c)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.89
Investment Operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investments	0.15
Total from investment operations	0.19
Distributions:
Net investment income	(0.04)
Total distributions	(0.04)
Net asset value, end of period	$10.04
Total Return(a)	1.87	%(d)
Net assets at end of period (in thousands)	$102
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	0.74	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.65	%(e)
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.65	%(e)
Ratio of net investment income to average net assets	4.87	%(e)
Portfolio turnover rate(b)	207%

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Financial Highlights — Class Y Shares

Class Y

	Year Ended October 31,
	2011	2010	2009	2008	2007
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.97	$9.52	$8.27	$10.12	$10.32
Investment Operations:
Net investment income (loss)	0.49	0.40	0.51	0.57	0.60
Net realized and unrealized gain (loss) on investments	0.09	0.47	1.25	(1.86)	(0.20)
Total from investment operations	0.58	0.87	1.76	(1.29)	0.40
Distributions:
Net investment income	(0.51)	(0.42)	(0.51)	(0.56)	(0.60)
Total distributions	(0.51)	(0.42)	(0.51)	(0.56)	(0.60)
Net asset value, end of period	$10.04	$9.97	$9.52	$8.27	$10.12
Total Return(a)	5.96%	9.37%	22.07%	(13.37)%	3.97%
Net assets at end of period (in thousands)	$102,134	$147,197	$109,639	$139,935	$213,417
Ratios/Supplemental Data:
Ratio of expenses to average net assets before waivers and reimbursements and including expenses not subject to the cap	0.63%	0.62%	0.64%	0.63%	0.68%
Ratio of expenses to average net assets after waivers and reimbursements and including expenses not subject to the cap	0.63%	0.62%	0.64%	0.63%	0.68%
Ratio of expenses to average net assets after waivers and reimbursements and excluding expenses not subject to the cap	0.63%	0.62%	0.64%	0.63%	0.68%
Ratio of net investment income to average net assets	4.90%	4.13%	5.88%	5.85%	5.95%
Portfolio turnover rate(b)	207%	210%	178%	177%	147%

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)

Financial Highlights - Footnotes

(a)

Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	Commenced operations on September 30, 2011.
(d)	Not annualized.
(e)	Annualized.

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

Annual/Semi-Annual Report To Shareholders

Additional information about the Fund is contained in the financial statements and portfolio holdings in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the Fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and the SAI and the financial statements from the annual report are incorporated by reference into (which means they are legally a part of) this prospectus.

The Fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the Fund’s website at www.hartfordmutualfunds.com.

To request a free copy of the current annual/semi-annual report for the Fund and/or the SAI or for shareholder inquiries or other information about the Fund, please contact the Fund at:

By Mail:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

By Phone:

1-888-843-7824

On The Internet:

www.hartfordmutualfunds.com

Or you may view or obtain these documents from the SEC:

Investing In Mutual Funds:

Shareholders or potential shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC’s Investor Education and Advocacy Web Site at http://www.sec.gov/investor.shtml and through the FINRA’s Investor Information Web Site at http://www.finra.org/Investors/index.htm.  To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/fundanalyzer/1/fa.aspx.

In Person:

At the SEC Public Reference Room in Washington, DC.

Information on the operation of the SEC Public Reference Room may be obtained by calling 1-202-551-8090.

By Mail:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

Requests which are made by mail require the payment of a duplicating fee to the SEC in order to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.

SEC File Number:

The Hartford Mutual Funds, Inc. 811-07589	MFPRO-CO12

[June 1], 2012

SUPPLEMENT

DATED [JUNE 1, 2012] TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”)

DATED JANUARY 30, 2012

FOR THE HARTFORD MUTUAL FUNDS, INC.

This supplement amends the SAI dated January 30, 2012 in order to add Class I shares to The Hartford Corporate Opportunities Fund (the “Fund”), an existing series of The Hartford Mutual Funds, Inc.  This supplement also amends the SAI to reflect changes to the Fund’s name, investment risks, sub-adviser, management fee and expense limitations.

1.             The following information replaces the information for The Hartford Corporate Opportunities Fund in the chart on the front cover of the SAI and conforming changes to the Fund’s name are made throughout the SAI:

THE HARTFORD MUTUAL FUNDS, INC.

	Class	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	R3	R4	R5	Y
The Hartford Unconstrained Bond Fund(3)	HTIAX	HTIBX	HTICX	[ ]	HTIRX	HTISX	HTITX	HTIYX

(3)  Effective April 23, 2012, The Hartford Corporate Opportunities Fund was renamed The Hartford Unconstrained Bond Fund.

2.             On the front cover, the paragraph titled “Date of Prospectuses” is deleted in its entirety and replaced with the following:

Date of Prospectuses: January 30, 2012 (May 31, 2012 for The Hartford Unconstrained Bond Fund).

3.             Under the heading “GENERAL INFORMATION,” the third paragraph is deleted in its entirety and replaced with the following:

Class I shares are offered by Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Diversified International Fund, Dividend and Growth Fund, Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Equity Income Fund, Floating Rate Fund, Floating Rate High Income Fund, Fundamental Growth Fund, Global All-Asset Fund, Global Enhanced Dividend Fund, Global Real Asset Fund, Global Research Fund, Growth Fund, Growth Opportunities Fund, Healthcare Fund, High Yield Fund, Municipal Opportunities Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, International Value Fund, MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Municipal Real Return Fund, Unconstrained Bond Fund, Value Fund, Value Opportunities Fund, World Bond Fund and each of the Asset Allocation Funds.

4.             Under the heading “INVESTMENT RISKS,” the column relating to the investment risks associated with the Fund is revised to incorporate the Fund’s new name, to add Derivative Instruments: Inflation-Linked Instruments, Derivative Instruments: Credit-Linked Securities and Derivative Instruments: Index Securities and Structured Notes.

5.             Under the heading “FUND MANAGEMENT,” the information concerning management ownership, principal holders and control persons is supplemented as follows:

As of [                    , 2012], the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of Unconstrained Bond Fund. As of [                      , 2012], the following persons held an interest in Unconstrained Bond Fund equal to 5% or more of the outstanding shares of a class:

6.             Under the heading “FUND MANAGEMENT,” the information concerning principal holders and control persons with respect to the Fund is replaced as follows:

	Class A	Class B	Class C	Class I (1)	Class R3	Class R4	Class R5	Class Y
The Hartford Unconstrained Bond Fund(2)

(1)           No share ownership information is provided for Class I shares as Class I shares had not yet commenced operations as of May 31, 2012.

(2)           Information as of [      ], 2012.

7.             Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS,” the reference to the Fund is deleted from the first sentence of the second paragraph and Unconstrained Bond Fund is inserted in the second sentence of the second paragraph.

8.             Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS — MANAGEMENT FEES,” the table relating to the Fund is deleted and replaced with the following:

The Hartford Unconstrained Bond Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.550%
Next $500 million	0.500%
Next $1.5 billion	0.475%
Next $2.5 billion	0.465%
Next $5 billion	0.455%
Over $10 billion	0.445%

9.             Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS — ADVISORY FEE PAYMENT HISTORY,” the information in the table relating to the expense limitations of certain classes of the Fund is deleted and replaced with the following:

FUND NAME	CLASS A	CLASSES B & C	CLASS I		CLASS R3	CLASS R4	CLASS R5	CLASS Y
Unconstrained Bond Fund	0.99%	1.74%	[0.74	]%	1.29%	0.99%	0.69%	0.69%

10.           Under the heading “PORTFOLIO MANAGERS — OTHER ACCOUNTS MANAGED BY HARTFORD INVESTMENT MANAGEMENT’S PORTFOLIO MANAGERS,” the information in the table relating to Ira Edelblum is deleted.

11.           Under the heading “PORTFOLIO MANAGERS — OTHER ACCOUNTS MANAGED BY HARTFORD INVESTMENT MANAGEMENT’S PORTFOLIO MANAGERS,” the footnotes to the information in the table relating to Michael Gray and James Serhant are deleted.

12.           Under the heading “PORTFOLIO MANAGERS — COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT’S PORTFOLIO MANAGERS,” the references in the table to the Fund and its benchmark are deleted.

13.           Under the heading “PORTFOLIO MANAGERS — EQUITY SECURITIES BENEFICIALLY OWNED BY HARTFORD INVESTMENT MANAGEMENT’S PORTFOLIO MANAGERS,” the information in the table relating to Ira Edelblum is deleted.

14.           Under the heading “PORTFOLIO MANAGERS — EQUITY SECURITIES BENEFICIALLY OWNED BY HARTFORD INVESTMENT MANAGEMENT’S PORTFOLIO MANAGERS,” the information in the table relating to ownership of the Fund’s shares by Michael Gray and James Serhant is deleted.

15.           Under the heading “PORTFOLIO MANAGERS — OTHER ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT’S PORTFOLIO MANAGERS,” the following information is added to the table:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
Campe Goodman**	[ ]	[ ]	[ ](#)	[ ]	[ ]	[ ]
Joseph F. Marvan**	[ ]	[ ]	[ ](#)	[ ]	[ ]	[ ]

** Information as of [     ], 2012.

[(#) The advisory fee for [  ] of these other accounts is based upon performance.  Assets under management in these other accounts total approximately $[   ] million.]

16.           Under the heading “PORTFOLIO MANAGERS — OTHER ACCOUNTS MANAGED BY WELLINGTON MANAGEMENT’S PORTFOLIO MANAGERS,” the information in the table relating to the other accounts managed by Lucius T. Hill, III is deleted and replaced with the following:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
Lucius T. Hill, III **	[ ](n)	[ ]	[ ](#)	[ ]	[ ]	[ ]

** Information as of [    ], 2012.

(n)  In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund and Unconstrained Bond Fund).  Assets under management in those Funds total approximately $[   ] million and $[  ] million, respectively.

[(#) The advisory fee for [  ] of these other accounts is based upon performance.  Assets under management in these other accounts total approximately $[   ] million.]

17.           Under the heading “PORTFOLIO MANAGERS — COMPENSATION OF WELLINGTON MANAGEMENT’S PORTFOLIO MANAGERS,” the following information is added to the incentive benchmark table:

Fund	Benchmark
Unconstrained Bond Fund	80% Barclays US Aggregate Bond Index, 20% Lipper Multi-Sector Income

18.           Under the heading “PORTFOLIO MANAGERS — EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT’S PORTFOLIO MANAGERS,” the following information is added to the table:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Campe Goodman	Unconstrained Bond Fund	[None]**
Joseph F. Marvan	Unconstrained Bond Fund	[None]**

** Information as of [     ], 2012

19.           Under the heading “PORTFOLIO MANAGERS — EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT’S PORTFOLIO MANAGERS,” the information relating to the equity securities beneficially owned by Lucius T. Hill, III is deleted and replaced with the following:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED

Lucius T. Hill, III	Balanced Income Fund Unconstrained Bond Fund	$500,001-$1,000,000 [None]**

** Information as of [    ], 2012

20.           Under the heading “CAPITALIZATION AND VOTING RIGHTS,” the ninth paragraph is deleted in its entirety and replaced with the following:

Class I Shares: Emerging Markets Local Debt Fund, Emerging Markets Research Fund, Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Diversified International Fund, Dividend and Growth Fund, Equity Income Fund, Floating Rate Fund, Floating Rate High Income Fund, Fundamental Growth Fund, Global All-Asset Fund, Global Enhanced Dividend Fund, Global Real Asset Fund, Global Research Fund, Growth Fund, Growth Opportunities Fund, Healthcare Fund, High Yield Fund, Municipal Opportunities Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund,

International Value Fund, MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Municipal Real Return Fund, Unconstrained Bond Fund, Value Fund, Value Opportunities Fund and World Bond Fund.

This Supplement should be retained with your SAI for future reference.

PART C

OTHER INFORMATION

Item 28. Exhibits

a.(i)	Articles of Restatement dated July 12, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

a.(ii)	Articles Supplementary dated August 13, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

a.(iii)	Articles of Amendment dated November 30, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

a.(iv)	Articles of Amendment dated November 30, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

a.(v)	Articles Supplementary dated February 25, 2011 (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2011)

a.(vi)	Articles Supplementary dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

a.(vii)	Articles of Amendment dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

a.(viii)	Articles of Amendment dated August 8, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

a.(ix)	Articles Supplementary dated August 10, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

b.

Amended and Restated By-Laws adopted November 4, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

c.	Not Applicable

d.(i)

Investment Management Agreement with Hartford Investment Financial Services, LLC dated November 1, 2009 (incorporated by reference to Post-Effective Amendment No. 80 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 10, 2009)

d.(ii)

Investment Sub-Advisory Agreement with Wellington Management Company, LLP dated October 1, 2009 (incorporated by reference to Post-Effective Amendment No. 80 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 10, 2009)

d.(iii)

Investment Sub-Advisory Agreement with Hartford Investment Management Company dated as of October 1, 2009 (incorporated by reference to Post-Effective Amendment No. 80 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 10, 2009)

e.(i)	Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(ii)	Form of Dealer Agreement with the Distributor (incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27, 1996)

e.(iii)

Amendment No. 1 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(iv)

Amendment No. 2 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(v)

Amendment No. 3 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(vi)

Assignment of Principal Underwriting Agreement from Hartford Securities Distribution Company, Inc. to Hartford Investment Financial Services Company dated November 1, 1998 (incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 15, 2002)

e.(vii)

Amendment No. 4 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(viii)

Amendment No. 5 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(ix)

Amendment No. 6 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(x)

Amendment No. 7 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2003)

e.(xi)

Amendment No. 8 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2003)

e.(xii)

Amendment No. 9 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11, 2005)

e.(xiii)

Amendment No. 10 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 11, 2005)

e.(xiv)	Amendment No. 11 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 29, 2005)

e.(xv)

Amendment No. 12 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 29, 2005)

e.(xvi)	Amendment No. 13 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

e.(xvii)

Amendment No. 14 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

e.(xviii)	Amendment No. 15 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

e.(xix)

Amendment No. 16 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2007)

e.(xx)

Amendment No. 17 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

e.(xxi)	Amendment No. 18 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 70 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27, 2008)

e.(xxii)

Amendment No. 19 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

e.(xxiii)	Amendment No. 20 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 85 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2010)

e.(xxiv)	Amendment No. 21 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 27, 2011)

e.(xxv)

Amendment No. 22 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

f.	Not Applicable

g.	Master Custodian Agreement (incorporated by reference to Post-Effective Amendment No. 58 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2007)

h.(i)

Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15, 2006)

h.(ii)

Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

h.(iii)

Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2006)

h.(iv)

Amendment No. 3 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(v)

Amendment No. 4 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

h.(vi)

Amendment No. 5 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2010)

h.(vii)

Amendment No. 6 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2010)

h.(viii)

Amendment No. 7 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

h.(ix)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

h.(x)	Fund Accounting Agreement dated January 3, 2000 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xi)

Amendment No. 1 to the Fund Accounting Agreement, dated July 23, 2001 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xii)

Second Amendment to the Fund Accounting Agreement, dated October 31, 2002 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xiii)

Third Amendment to the Fund Accounting Agreement, dated August 25, 2003 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xiv)

Fourth Amendment to the Fund Accounting Agreement, dated September 27, 2005 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xv)

Fifth Amendment to the Fund Accounting Agreement, dated January 1, 2006 (incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 17, 2006)

h.(xvi)

Sixth Amendment to the Fund Accounting Agreement, July 31, 2006 (incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 333-02381) filed on July 31, 2006)

h.(xvii)

Seventh Amendment to the Fund Accounting Agreement, November 30, 2006 (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

h.(xviii)

Eighth Amendment to the Fund Accounting Agreement, May 31, 2007 (incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2007)

h.(xix)

Ninth Amendment to the Fund Accounting Agreement, November 30, 2007 (incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2007)

h.(xx)

Tenth Amendment to the Fund Accounting Agreement, November 30, 2007 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(xxi)

Eleventh Amendment to the Fund Accounting Agreement, March 1, 2008 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(xxii)

Twelfth Amendment to the Fund Accounting Agreement, March 1, 2008 (incorporated by reference to Post-Effective Amendment No. 70 to Registration Statement on Form N-1A (File No. 333-02381) filed on June 27, 2008)

h.(xxiii)

Thirteenth Amendment to the Fund Accounting Agreement, October 31, 2008 (incorporated by reference to Post-Effective Amendment No. 74 to Registration Statement on Form N-1A (File No. 333-02381) filed on October 29, 2008)

h.(xxiv)

Fourteenth Amendment to the Fund Accounting Agreement, May 28, 2010 (incorporated by reference to Post-Effective Amendment No. 85 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2010)

h.(xxv)

Fifteenth Amendment to the Fund Accounting Agreement, May 31, 2011 (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 27, 2011)

h.(xxvi)

Sixteenth Amendment to the Fund Accounting Agreement, September 30, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

h.(xxvii)

Amended and Restated Expense Limitation Agreement dated May 31, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

h.(xxviii)

Expense Limitation Agreement — Emerging Markets Local Debt Fund, Emerging Markets Research Fund and World Bond Fund (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 27, 2011)

h.(xxix)

Expense Limitation Agreement — Target Retirement Funds (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2011)

h.(xxx)	Transfer Agency Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

h.(xxxi)

Transfer Agency Fee Waiver Agreement — Global All-Asset Fund, Global Real Asset Fund and International Value Fund (incorporated by reference to Post-Effective Amendment No. 85 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2010)

h.(xxxii)

Management Fee Waiver Agreement Dated May 31, 2011 — (Emerging Markets Local Debt Fund, Emerging Markets Research Fund and World Bond Fund) (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 27, 2011)

h.(xxxiii)

Management Fee Waiver Agreement Dated May 28, 2010 (Global All-Asset Fund, Global Real Asset Fund) (incorporated by reference to Post-Effective Amendment No. 85 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2010)

h.(xxxiv)

Sub-Advisory Fee Waiver Agreement Dated May 28, 2010 (Global All-Asset Fund, Global Real Asset Fund) (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

i.	Opinion and Consent of Counsel (to be filed by amendment)

j.	Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

k.	Not Applicable

l.	Not Applicable

m.

Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3, Class R4 and Class R5 Shares (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

n.	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 66 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2008)

o.	Not Applicable

p.(i)

Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The Hartford-Sponsored Mutual Funds (incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2010)

p.(ii)

Code of Ethics of Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 82 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 26, 2010)

p.(iii)

Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 76 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2009)

q.	Power of Attorney dated February 1, 2012 (incorporated by reference to Post-Effective Amendment No. 102 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2012)

Item 29. Persons Controlled by or Under Common Control with Registrant

As of February 29, 2012, any persons directly or indirectly under common control with The Hartford Mutual Funds, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc. a Delaware corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 24, 2012.

As of February 29, 2012, The Hartford Cayman Global All-Asset Fund, Ltd, an exempt company organized under the laws of the Cayman Islands, is 100% owned by The Hartford Global All-Asset Fund.

As of February 29, 2012, The Hartford Cayman Global Real Asset Fund, Ltd, an exempt company organized under the laws of the Cayman Islands, is 100% owned by The Hartford Global Real Asset Fund.

In addition, subsidiaries of The Hartford Financial Services Group, Inc., a Delaware corporation, beneficially owned as of February 29, 2012, more than 25% of the following funds:

The Hartford Diversified International Fund

The Hartford Global Enhanced Dividend Fund

The Hartford Emerging Markets Local Debt Fund

The Hartford Emerging Markets Research Fund

The Hartford Floating Rate High Income Fund

Item 30.                               Indemnification

Article V of the Registrant’s Articles of Incorporation dated March 19, 1996 and incorporated herein by reference to Registrant’s initial registration statement on April 9, 1996 provides in effect that the Registrant will indemnify its officers and directors under certain circumstances.  However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, Article V does not protect any person against liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Hartford Investment Financial Services, LLC serves as investment adviser to each of the funds included in this Registration Statement.

Name	Position with Hartford Investment Financial Services, LLC	Other Business
James E. Davey	Chairman of the Board, Chief Executive Officer, President and Manager	Executive Vice President of Hartford Life Insurance Company (“HLIC”)(1) and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC(2)
Tamara L. Fagely	Chief Financial Officer and Controller/FINOP	Chief Financial Officer and Vice President of Hartford Administrative Services Company (“HASCO”)(3) and Vice President of HLIC
Colleen B. Pernerewski	Chief Investment Advisor Compliance Officer and Vice President	Vice President and Chief Compliance Officer of HL Investment Advisors, LLC
Christopher S. Conner	AML Compliance Officer and Broker/Dealer Chief Compliance Officer	—
Vernon J. Meyer	Senior Vice President	Senior Vice President of HLIC and Senior Vice President of HL Investment Advisors, LLC
Robert W. Paiano	Senior Vice President and Treasurer

Treasurer of Hartford Investment Management Company(4), Senior Vice President and Treasurer of HASCO, HLIC, Hartford Life, Inc. (“HL Inc.”)(5) and The Hartford Financial Services Group, Inc. (“The Hartford”)(6)

Kathleen E. Jorens	Vice President and Assistant Treasurer	Assistant Vice President of The Hartford; Vice President and Assistant Treasurer HASCO, HLIC, HL Inc., HL Investment Advisors, LLC and The Hartford; and Assistant Treasurer of HIMCO
Edward P. Macdonald	Vice President and Chief Legal Officer – Mutual Funds	Vice President of HLIC; Secretary and Vice President of HASCO and Vice President, Chief Legal Officer and Secretary of HL Investment Advisors, LLC
Martin A. Swanson	Vice President/Marketing	Vice President of HLIC
Michael R. Dressen	Assistant Secretary and Compliance Officer	Chief Compliance Officer and AML Compliance Officer of HASCO; and Assistant Vice President of HLIC
Michael J. Fixer	Assistant Treasurer and Assistant Vice President	Assistant Treasurer and Assistant Vice President of The Hartford, HASCO, HLIC, HL Inc. and HL Investment Advisors, LLC
Marilyn Orr	Assistant Vice President	Assistant Vice President of HLIC

Catherine E. Marshall	Assistant Vice President	Assistant Vice President HASCO, HLIC and HL Investment Advisors, LLC
Alice A. Pellegrino	Assistant Vice President	Assistant Vice President HASCO, HLIC and HL Investment Advisors, LLC
Laura S. Quade	Assistant Vice President	Assistant Vice President of HASCO and HLIC
Elizabeth L. Schroeder	Assistant Vice President	Assistant Vice President of HASCO, HLIC and HL Investment Advisors, LLC
Kathryn A. Stelter	Assistant Vice President	Assistant Vice President of HASCO and HLIC
Melinda Zwecker	Assistant Vice President	Assistant Vice President of HASCO, HIMCO, HLIC, HL Inc., and HL Investment Advisors, LLC
Denise Gagnon	Privacy Officer	—
Cathleen Shine	Secretary	—
Robert M. Arena	Manager	Executive Vice President of HLIC, Director and Senior Vice President of HASCO and Manager of HL Investment Advisors, LLC
Sharon Ritchey	Manager	Chief Executive Officer and President of HASCO, Executive Vice President of HLIC,

(1)                      The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.

(2)                      The principal business address for HL Investment Advisors, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.

(3)                      The principal business address for HASCO is 500 Bielenberg Drive, Woodbury, MN 55125.

(4)                      The principal business address for Hartford Investment Management Company is 55 Farmington Avenue, Hartford, CT 06105.

(5)                      The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

(6)                      The principal business address for The Hartford is One Hartford Plaza, Hartford, CT 06155.

Item 32.                               Principal Underwriters

Hartford Investment Financial Services, LLC (“HIFSCO”) is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc.  HIFSCO is also the principal underwriter for The Hartford Mutual Funds II, Inc.

The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:

Name and Principal Business Address	Positions and Offices with Underwriter	Position and Offices with Registrant
James E. Davey(1)	Chairman of the Board, Chief Executive Officer, President and Manager	President and Chief Executive Officer
Tamara L. Fagely(2)	Chief Financial Officer and Controller/FINOP	Vice President, Treasurer and Controller
Colleen B. Pernerewski(1)	Chief Investment Advisor and Compliance Officer	Vice President and Chief Compliance Officer
Christopher S. Conner(3)	AML Compliance Officer and Broker/Dealer Chief Compliance Officer	None
Vernon J. Meyer(1)	Senior Vice President	Vice President
Robert W. Paiano(4)	Senior Vice President and Treasurer	None
Kathleen E. Jorens(4)	Vice President and Assistant Treasurer	None
Edward P. Macdonald(1)	Vice President and Chief Legal Officer	Vice President, Secretary and Chief Legal Officer
Martin A. Swanson(1)	Vice President/Marketing	Vice President
Michael R. Dressen(2)	Assistant Secretary Compliance Officer and Privacy Officer	AML Compliance Officer
Michael J. Fixer(4)	Assistant Treasurer and Assistant Vice President	None

Name and Principal Business Address	Positions and Offices with Underwriter	Position and Offices with Registrant
Marilyn Orr(2)	Assistant Vice President	Assistant Treasurer
Catherine E. Marshall(1)	Assistant Vice President	Assistant Secretary
Alice A. Pellegrino(1)	Assistant Vice President	Assistant Secretary
Laura S. Quade(2)	Assistant Vice President	None
Elizabeth L. Schroeder(1)	Assistant Vice President	Vice President
Kathryn A. Stelter(2)	Assistant Vice President	None
Melinda Zwecker(1)	Assistant Vice President	None
Denise Gagnon(4)	Privacy Officer	None
Cathleen Shine(1)	Secretary	None
Robert M. Arena(1)	Manager	None
Sharon Ritchey(1)	Manager	None

(1)                        The principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.

(2)                        The principal business address is 500 Bielenberg Drive, Woodbury, MN 55125.

(3)                        The principal business address is 1500 Liberty Ridge Drive, Wayne, PA 19087.

(4)                        The principal business address is One Hartford Plaza, Hartford, CT 06155.

Item 33. Location of Accounts and Records

Books or other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant’s transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant’s financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 30th day of March 2012.

THE HARTFORD MUTUAL FUNDS, INC.

By:	/s/ James Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James Davey	President,	March 30, 2012
James E. Davey	Chief Executive Officer

/s/ Tamara L. Fagely	Controller & Treasurer	March 30, 2012
Tamara L. Fagely	(Chief Accounting Officer &
Chief Financial Officer)

*	Director	March 30, 2012
Lynn S. Birdsong

*	Chairman of the Board	March 30, 2012
Robert M. Gavin, Jr.	and Director

*	Director	March 30, 2012
Duane E. Hill

*	Director	March 30, 2012
Sandra S. Jaffee

*	Director	March 30, 2012
William P. Johnston

*	Director	March 30, 2012
David N. Levenson

*	Director	March 30, 2012
Phillip O. Peterson

*	Director	March 30, 2012
Lemma W. Senbet

*	Director	March 30, 2012
Lowndes A. Smith

/s/ Edward P. Macdonald		March 30, 2012
* By Edward P. Macdonald
Attorney-in-fact

*      Pursuant to Power of Attorney dated February 1. 2012 (incorporated by reference to Post-Effective Amendment No. 102 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2012).